UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 15, 2005
                                                        -----------------

                           PRESSURE BIOSCIENCES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                  MASSACHUSETTS
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                 (State or Other Jurisdiction of Incorporation)

              0-21615                                   04-2652826
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      (Commission File Number)              (I.R.S. Employer Identification No.)

 321 Manley Street, West Bridgewater, MA                      02379
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 (Address of Principal Executive Offices)                   (Zip Code)

                                 (508) 580-1818
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)      Resignation of Principal Officer

         On December 15, 2005, the Board of Directors of Pressure BioSciences, Inc. (the "Company") accepted the resignation of Steven E. Hebert, the Company's Vice President - Finance, Chief Financial Officer and Assistant Treasurer, effective as of December 31, 2005. Mr. Hebert informed the Company that he is resigning to pursue new opportunities in a field outside of the life sciences industry.

                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: December 21, 2005          PRESSURE BIOSCIENCES, INC.



                                  By: /s/ RICHARD T. SCHUMACHER
                                      ------------------------------------------
                                      Richard T. Schumacher, President and Chief
                                        Executive Officer

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